                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         South Street Financial Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                          SOUTH STREET FINANCIAL CORP.
                          ============================

                                 P. O. BOX 489
                             155 WEST SOUTH STREET
                        ALBEMARLE, NORTH CAROLINA 28001
                                 (704) 982-9184


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 15, 1997.


     NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of the stockholders of South Street Financial Corp. (the "Company") will be held on October 15, 1997 at 2:00 p.m., Eastern Time, at the office of the Company at 155 West South Street, Albemarle, North Carolina 28001.

     The Special Meeting is for the purpose of considering and voting upon the following matters:

     1.   To approve the South Street Financial Corp. Stock Option Plan;

     2. To approve the Home Savings Bank of Albemarle, Inc., S.S.B. Management Recognition Plan.

     The Board of Directors has established August 29, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                                    By Order of the Board of Directors

                                    /s/ R. Ronald Swanner

                                    R. Ronald Swanner
                                    Secretary
Albemarle, North Carolina
September 11, 1997

A FORM OF PROXY IS ENCLOSED TO ENABLE YOU TO VOTE YOUR SHARES AT THE SPECIAL MEETING. YOU ARE URGED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                          SOUTH STREET FINANCIAL CORP.
                          ============================
                                 P. O. BOX 489
                             155 WEST SOUTH STREET
                        ALBEMARLE, NORTH CAROLINA 28001
                                 (704) 982-9184



                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                                OCTOBER 15, 1997


SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to stockholders of South Street Financial Corp. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors") of proxies to be used at a special meeting of stockholders (the "Special Meeting") to be held on October 15, 1997 at 2:00 p.m., Eastern Time, at the office of the Company at 155 West South Street, Albemarle, North Carolina, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about September 12, 1997. The Company's office is located at 155 West South Street, Albemarle, North Carolina, 28001, and its telephone number is (704) 982-9184.

     REGARDLESS OF THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK (THE "COMMON STOCK") OWNED, IT IS IMPORTANT THAT STOCKHOLDERS BE PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE SPECIAL MEETING. STOCKHOLDERS ARE REQUESTED TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE PROVIDED POSTAGE-PAID ENVELOPE. Any stockholder may vote for, against, or abstain with respect to any matter to come before the Special Meeting. If the enclosed proxy is properly completed, signed, dated, and returned, and not revoked, it will be voted in accordance with the instructions therein. If the proxy is returned with no instructions given, the proxy will be voted FOR approval of the South
                                                    ---
Street Financial Corp. Stock Option Plan (the "Stock Option Plan") and the Home Savings Bank of Albemarle, Inc., S.S.B. Management Recognition Plan (the "Management Recognition Plan" or the "MRP"). If instructions are given with respect to one but not both proposals, (i) such instructions as are given will be followed and (ii) the proxy will be voted FOR the Stock Option Plan or the
                                             ---
MRP if no instructions on either such proposal are given.

     Other than the matters listed on the attached Notice of Special Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares represented thereby in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's outstanding Common Stock that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Special Meeting.

     The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, Home Savings Bank of Albemarle, Inc., S.S.B. (the "Bank"), without additional compensation therefor. The Company has also retained Regan & Associates, Inc. as independent proxy solicitors to assist in the solicitation of proxies to be voted at the Special Meeting. The Company will pay any cost associated with retaining independent proxy solicitors. Such cost is not expected to exceed $6,000. The Company also will require brokerage houses and nominees to forward these proxy materials to the beneficial owners of shares held of record by such persons and, upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

PURPOSES OF SPECIAL MEETING

     The Special Meeting is for the purpose of considering and voting upon the following matters:

     1.   To approve the Stock Option Plan; and

     2.   To approve the Management Recognition Plan.

VOTING SECURITIES

     The close of business on August 29, 1997 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of those stockholders of record entitled to notice of and to vote at the Special Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 4,496,500 shares of Common Stock. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Special Meeting.

     The presence, in person or by proxy, of the holders of at least a majority of shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Since many of our stockholders cannot attend the Special Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient stockholders present, in person or by proxy, to constitute a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

     The Stock Option Plan and the MRP will be approved if the votes cast in favor of the Stock Option Plan and the MRP exceed the votes cast opposing such plans.

     Abstentions will be counted for purposes of determining whether a quorum is present at the Special Meeting. Abstentions will not be counted in tabulating the votes cast on either proposal submitted to the stockholders. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on either proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person who acquires the beneficial ownership of more than 5% of the Common Stock of the Company notify the Securities and Exchange Commission (the "SEC") and the Company. The table below contains certain information, as of the Record Date, regarding all persons or "groups", as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's Common Stock.

                              AMOUNT AND
                              NATURE OF    PERCENTAGE
                              BENEFICIAL       OF
NAME AND ADDRESS             OWNERSHIP/1/   CLASS/2/
---------------------------  ------------  -----------
Caldwell A. Holbrook, Jr.      361,720/3/     8.04%
1700 Bellamy Circle
Albemarle, NC 28001

Joel A. Huneycutt              374,720/4/     8.33%
P. O. Box 167
Renee Ford Road
Locust, NC 28097

Douglas Dwight Stokes          380,777/5/     8.47%
1009 Ridge Street
Albemarle, NC 28001
Greg E. Underwood              369,720/6/     8.22%
32283-B Austin Road
New London, NC 28127

------------------------------------

/1/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

/2/ Based upon a total of 4,496,500 shares of Common Stock outstanding at the Record Date.

/3/ Mr. Holbrook serves as a trustee of the Home Savings Bank of Albemarle, Inc., S.S.B. Employee Stock Ownership Plan (the "ESOP") which holds 359,720 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/4/ Mr. Huneycutt serves as a trustee of the ESOP which holds 359,720 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares. This number also includes 1,737 shares held by Mr. Huneycutt's wife. Mr. Huneycutt disclaims beneficial ownership of such shares.

/5/ Mr. Stokes serves as a trustee of the ESOP which holds 359,720 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/6/ Mr. Underwood serves as a trustee of the ESOP which holds 359,720 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

     Set forth below is certain information, as of the Record Date, regarding those shares of Common Stock owned beneficially by each of the members of the Board of Directors, each of the members of the board of directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group (all persons listed are directors of the Company and the Bank).

                                           AMOUNT AND
                                           NATURE OF     PERCENTAGE
                                           BENEFICIAL        OF
NAME AND ADDRESS                         OWNERSHIP/1,2/   CLASS/3/
----------------                         --------------  -----------
Caldwell A. Holbrook, Jr.                 361,720/4/        8.04%
1700 Bellamy Circle
Albemarle, NC 28001

Joel A. Huneycutt                         374,720/5/        8.33%
P. O. Box 167
Renee Ford Road
Locust, NC 28097

Douglas Dwight Stokes                     380,777/6/        8.47%
1009 Ridge Street
Albemarle, NC 28001

Greg E. Underwood                         369,720/7/        8.22%
32283-B Austin Road
New London, NC 28127

Carl M. Hill, President and Chief          44,267/8/        0.98%
Executive Officer of the Company and
the Bank
1415 Melchor Road
Albemarle, NC 28001

R. Ronald Swanner, Executive Vice          10,686/9/        0.24%
President of the Company and the
Bank and Secretary of the Company
1415 North Ridge Drive
Albemarle, NC 28001

Directors and Executive Officers as a     460,977/10/      10.25%
Group (6 Persons)

------------------------------------

/1/ Voting and investment power is not shared unless otherwise indicated.

/2/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or other entities controlled by the named individuals.

/3/ Based upon a total of 4,496,500 shares of Common Stock outstanding at the Record Date.

/4/ Mr. Holbrook serves as a trustee of the ESOP which holds 359,720 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/5/ Mr. Huneycutt serves as a trustee of the ESOP which holds 359,720 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares. This number also includes 1,737 shares held by Mr. Huneycutt's wife. Mr. Huneycutt disclaims beneficial ownership of such shares.

/6/ Mr. Stokes serves as a trustee of the ESOP which holds 359,720 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/7/ Mr. Underwood serves as a trustee of the ESOP which holds 359,720 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/8/ This number includes 1,067 shares allocated to Mr. Hill's ESOP account and 3,200 shares held by Mr. Hill's wife. Mr. Hills disclaims beneficial ownership of his wife's shares.

/9/ This number includes 686 shares allocated to Mr. Swanner's ESOP account.

/10/ The 359,720 shares held by the ESOP for which the trustees, Messrs. Holbrook, Huneycutt, Stokes and Underwood, share voting and investment power and the shares allocated to Mr. Hill's and Mr. Swanner's ESOP accounts have been included only once in the total number of shares owned beneficially by the directors and executive officers as a group.


BOARD OF DIRECTORS OF THE BANK

     The Bank also has a six-member board of directors which is composed of the same persons who are currently directors of the Company.

DIRECTOR COMPENSATION

     DIRECTORS' FEES. Members of the Board of Directors receive no fees or compensation for their service. However, all members of the Board of Directors are directors of the Bank and are compensated for that service. For their service on the Bank's board of directors, members of the board, including Mr. Hill and Mr. Swanner, receive a retainer of $2,500 per year and an additional $600 per regular monthly board meeting attended. Mr. Stokes receives an additional $300 per month for his service on the Loan Committee.

     BANK DEFERRED COMPENSATION AGREEMENTS WITH DIRECTORS. 1985 Retirement Payment Agreements. Mr. Hill and Mr. Swanner, as well as two nonemployee directors and two retired directors of the Bank, participate in a deferred compensation plan established in 1985 under which such directors, or their designated beneficiaries, would be paid specified amounts over a ten-year period beginning at age 65 (or in one case, age 70) in return for the deferral of certain amounts of the director's fees over a five-year period. If a director dies while serving as a director but before receiving all of his benefits under the agreement, payments will be made to his designated beneficiary, or if none, to his estate.

     As a condition of the agreement, each director has agreed not to engage in activities in competition with the Bank and to provide consulting services to the Bank during the period the retirement benefits are payable.

     1995 Retirement Payment Agreements. In 1995 the Bank entered into additional deferred compensation arrangements with all of its directors. Under the agreements, the Bank will pay each director a specified amount per month for a period of ten years upon the director's attainment of age 65 (or in Mr. Hill's case, beginning in 2000), in return for the deferral of certain amounts of the director's fees over a five-year period.

     If a director dies while serving as a director but before receiving all of his benefits under the agreement, payments will be made to his designated beneficiary, or if none, to his estate, unless the death is by suicide within two years of the execution of the agreement (in which case the deferred fees will be returned, with interest). If a director becomes disabled while serving as a director, but prior to attaining age 65 (or October 1, 2000 for Mr. Hill), the Bank will pay the same benefits that would be payable in the event of the director's death. If a director terminates his service to the Bank for reasons other than death or disability, he or his beneficiary shall be entitled to receive at age 65 (or October 1, 2000 for Mr. Hill) or his prior death only the vested portion of the benefit due under the agreement. Vesting occurs according to a schedule contained in the agreement. If any director's termination of service shall occur after a change in control of the Bank, the director shall be 100% vested in the retirement benefits.

     As a condition of the agreement, each director has agreed not to engage in activities in competition with the Bank and to provide consulting services to the Bank during the period that the retirement benefits are payable.

     BANK DIRECTORS RETIREMENT PLAN. In 1995 the Bank adopted a retirement plan for directors after determining that such a plan would help it attract and retain qualified directors. Under the plan all directors will be paid $1,000 per month over a ten-year period beginning after the director attains 70 years of age (the "Normal Retirement Date"). If a director dies while serving as a director but before receiving all of his benefits under the plan, payments will be made to his designated beneficiary in lump sum or installments at the Bank's option, unless the death is by suicide within two years of the execution of the agreement. If a director becomes disabled while serving as a director, but prior to his Normal Retirement Date, the Bank will pay the benefits due under the plan, either in installments over the ten-year period or in a lump sum payment. If a director terminates his service to the Bank before his Normal Retirement Date for reasons other than death or disability, he or his beneficiary shall be entitled at the Normal Retirement Date or his prior death to receive only the vested portion of the benefits due under the plan. Vesting occurs according to a schedule contained in the agreement. If any director's termination of service shall occur after a change in control of the Bank, the director shall be 100% vested in the retirement benefits.

     As a condition of the agreement, each director has agreed not to engage in activities in competition with the Bank and to provide consulting services to the Bank during the period the retirement benefits are payable.

     The Bank has purchased life insurance on the lives of its directors to fund its obligations under the deferred compensation and directors' retirement plan agreements described above. Total expense related to the above-described agreements was approximately $187,000 for the fiscal year ended September 30, 1996. The Bank's accrued liability for obligations under the plans amounted to $647,000 at September 30, 1996.

MANAGEMENT COMPENSATION

     SUMMARY COMPENSATION TABLE. The executive officers of the Company are not paid any cash compensation by the Company. However, the executive officers of the Company also are executive officers of the Bank and receive cash compensation from the Bank.

     The following table sets forth for the fiscal year ended September 30, 1996 certain information as to the cash compensation received by and the amounts accrued for the benefit of (i) the President and (ii) the Executive Vice President of the Bank. No other executive officer of the Bank had cash compensation during the year ended September 30, 1996 that exceeded $100,000 for services rendered in all capacities to the Bank.

                                                     OTHER ANNUAL
    NAME AND                                         COMPENSATION   ALL OTHER
PRINCIPAL POSITION          YEAR  SALARY    BONUS       ($)/1/     COMPENSATION
------------------          ----  ------    -----    ------------  ------------
Carl M. Hill                1996  $155,090  $10,388      - - -      $11,700/2/
President and CEO
                            1995  $138,411  $ 7,591      - - -      $ 9,250/3/

R. Ronald Swanner           1996  $ 99,720  $ 6,678      - - -      $11,000/4/
Executive Vice President
and Secretary
                            1995  $ 91,887  $ 5,694      - - -      $ 9,250/5/

-----------
/1/ Under the "Other Annual Compensation"category, perquisites for the fiscal years ended September 30, 1996 and 1995 did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for either Mr. Hill or Mr. Swanner.
/2/ Includes directors' fees of $9,700 received by Mr. Hill and $2,000 contributed to the Bank's 401(k) profit sharing plan for Mr. Hill for fiscal year 1996. The Bank terminated the 401(k) profit sharing plan in connection with the Conversion. This amount does not include $25,000 of accrued expense under supplemental income agreements established for the benefit of Mr. Hill. Mr. Hill has received no payments under the supplemental income agreements. See "--Bank Supplemental Income Agreements".
/3/ Directors' fees received by Mr. Hill. This amount does not include $223,000 of accrued expense under supplemental income agreements established for the benefit of Mr. Hill. Mr. Hill has received no payments under the supplemental income agreements. See "--Bank Supplemental Income Agreements".
/4/ Includes directors' fees of $9,700 received by Mr. Swanner and $1,300 contributed to the 401(k) profit sharing plan for Mr. Swanner for fiscal year 1996. The Bank terminated the 401(k) profit sharing plan in connection with the Conversion. This amount does not include $10,000 of accrued expense under supplemental income agreements established for the benefit of Mr. Swanner. Mr. Swanner has received no payments under the supplemental income agreements. See "--Bank Supplemental Income Agreements".
/5/ Directors fees received by Mr. Swanner. This amount does not include $8,000 of accrued expense under supplemental income agreements established for the benefit of Mr. Swanner. Mr. Swanner has received no payments under the supplemental income agreements. See "--Band Supplemental Income Agreements".

     BANK SUPPLEMENTAL INCOME AGREEMENTS. 1985 Agreements. The Bank entered into Supplemental Income Agreements with Mr. Hill and Mr. Swanner on October 1, 1985. The agreements provide that the Bank will pay Mr. Hill $1,200 per month for a continuous period of 216 months, and Mr. Swanner $861 per month for a continuous period of 180 months. Mr. Hill's benefits will commence on the later of his 62nd birthday or his actual retirement. Mr. Swanner's benefits will commence on the first day of the month following his 65th birthday. If the executive dies while employed by the Bank but before receiving any or all of the payments due under the agreement, the remaining payments will be made to his designated beneficiary, or, if none, to his estate. If the executive becomes disabled prior to his retirement from the Bank, the Bank will pay him the benefits due under the agreement. The plan also provides for an early retirement benefit upon retirement with 30 years of service with the Bank.

     As a condition of the agreements, Mr. Hill and Mr. Swanner must be available to provide consulting services to the Bank during the period the retirement payments are payable and must not engage in activities in Stanly County, North Carolina in competition with the Bank.

     1995 Agreements. In September 1995 the Bank entered into additional Supplemental Income Agreements with Mr. Hill and Mr. Swanner. Under the agreements, the Bank will pay Mr. Hill $25,000 annually and Mr. Swanner $15,000 annually for a period of fifteen years upon the executive's attainment of age 65 or actual retirement, if later.

     If the executive dies while employed by the Bank but before receiving all of his benefits under the agreement, payments will be made to his designated beneficiary, or if none, to his estate, unless the death is by suicide within two years of the execution of the agreement. If the executive becomes disabled while employed by the Bank, but prior to attaining age 65, the Bank will pay the same benefits that would be payable in the event of the executive's death, either in installments over the fifteen-year period or in a lump sum payment.
If the executive terminates his service to the Bank for reasons other than death or disability, he or his beneficiary shall be entitled to receive at age 65 or his prior death only the vested portion of the benefits due under the agreement. Vesting occurs according to a schedule contained in the agreement. If the executive's termination of service shall occur after a change in control of the Bank, the executive shall be 100% vested in the retirement benefits.

     As a condition of the agreement, each executive has agreed not to engage in activities in competition with the Bank in Albemarle, North Carolina, and to provide consulting services to the Bank during the period that the retirement benefits are payable.

     The Bank has purchased life insurance on the lives of Mr. Hill and Mr. Swanner to fund its obligations under the agreements described above. Total expense related to those agreements was $35,000 for the fiscal year ended September 30, 1996, and the Bank's accrued liability for plan obligations amounted to $435,000 at September 30, 1996.

     RETIREMENT PLAN. The Bank maintains a non-contributory defined benefit pension plan (the "Pension Plan") for the benefit of all of its employees who have completed one year of service and who are at least 21 years of age. Under the Pension Plan, the Bank annually contributes an actuarially determined amount to provide a benefit for each participant at retirement.

     Participants are fully vested in amounts contributed to the Pension Plan on their behalf by the Bank after completing five years of service. Benefits under the plan are payable in the event of the participant's retirement, death, disability or termination of employment.

     Normal retirement age under the Pension Plan is the later of (a) age 65 or
(b) the fifth anniversary of the date an employee first becomes a participant in the Pension Plan ("Normal Retirement Age"). Subject to certain restrictions on maximum benefits required by federal law, upon reaching Normal Retirement Age, each participant will receive a retirement benefit in the form of a straight life annuity, determined pursuant to a formula which takes into consideration a participant's "final average compensation," years of service with the Bank and the participant's expected benefits from Social Security. In general, for purposes of the Pension Plan, a participant's "Final Average Compensation" is defined as his average annual compensation for those five consecutive years in the last ten calendar years immediately preceding Normal Retirement Age that produce the highest average. The plan also offers early retirement to participants who have completed 15 years of service and who are at least 55 years of age.

     The following table shows the retirement benefit payable for a range of compensation and years of service for a person who retires at Normal Retirement Age. These are hypothetical benefits based upon the plan's normal benefit formula.

Earnings Credited for       Years of Service at Normal Retirement
Retirement Benefits

                            15       20       25       30       35
                            --       --       --       --       --
$ 25,000                 $ 4,688  $ 6,250  $ 7,813  $ 9,375  $10,938
$ 50,000                 $11,566  $15,421  $19,277  $23,132  $26,987
$ 75,000                 $18,691  $24,921  $31,152  $37,382  $43,612
$100,000                 $25,816  $34,421  $43,027  $51,632  $60,237
$125,000                 $32,941  $43,921  $54,902  $65,882  $76,862
$150,000                 $40,066  $53,421  $66,777  $80,132  $93,487


The benefits listed above are annual amounts and are based on the assumption that the participant is age 65. As of September 30, 1996, the Final Average Compensation and years of service for Mr. Hill and Mr. Swanner would have been:
Mr. Hill -- $122,726 and 30 years; Mr. Swanner -- $85,680 and 22 years.

     401(K) PROFIT SHARING PLAN. In January 1996, the Bank established a contributory savings plan for its employees, which meets the requirements of
Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). All employees who have completed twelve months of service may elect to contribute a percentage of their compensation to the plan each year, subject to certain maximums imposed by federal law. The Bank will match 50% of each participant's contribution, up to a maximum employer contribution of 3% of the participant's compensation. For purposes of the 401(k) profit sharing plan, compensation means a participant's compensation received from the employer as reported on Form W-2.

     Participants are fully vested in amounts that contribute to the plan. Participants are fully vested in amounts contributed to the plan on their behalf by the Bank as employer matching contributions after six years of service according to the following schedule: 1 year, 0%; 2 years, 20%; 3 years, 40%; 4 years, 60%; 5 years, 80%; 6 or more years, 100%.

     Benefits under the plan are payable in the event of the participant's retirement, death, disability or termination of employment. Normal retirement age under the plan is 65 years of age. The total amount contributed by the Bank to the 401(k) profit sharing plan for the fiscal year ended September 30, 1996 was $13,000. The Bank terminated the 401(k) profit sharing plan in connection with the Conversion.

     EMPLOYEE STOCK OWNERSHIP PLAN. In connection with the Conversion, the Bank established the ESOP for eligible employees of the Bank. Employees with 1,000 hours of employment in a plan year and who have attained age 21 are eligible to participate. As part of the Conversion, the ESOP borrowed funds from the Company and used the funds to purchase 359,720 of the shares of Common Stock issued in the Conversion. Collateral for the loan is the Common Stock purchased by the ESOP. The loan will be repaid principally from the Bank's discretionary contribution to the ESOP over a period of 15 years or less.

Dividends, if any, paid on shares held by the ESOP may also be used to reduce the loan. The loan has not been guaranteed by the Bank.

     Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits vest in annual increments with full vesting upon attaining five years of service (with credit given for years of service prior to the Conversion). Prior to the completion of five years of credited service, a participant who terminates employment for reasons other than death, retirement (or early retirement), or disability will receive only vested benefits under the ESOP. Forfeitures are reallocated among remaining participating employees in the same proportion as contributions. Benefits immediately vest and are payable upon death or disability. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

     The Bank has established a committee of the board of directors to administer the ESOP. The Trustees for the ESOP are Caldwell A. Holbrook, Jr., Joel A. Huneycutt, Douglas Dwight Stokes and Greg E. Underwood. The ESOP Committee may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees may instruct the trustees as to the voting of all shares allocated to their respective ESOP accounts. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, will be voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     EMPLOYMENT AGREEMENTS. In connection with the Conversion, the Bank entered into employment agreements with Carl M. Hill and R. Ronald Swanner in order to establish their duties and compensation and to provide for their continued employment with the Bank. The agreements provided for an initial annual base salary and for an initial term of employment of three years for Mr. Hill and Mr. Swanner. Commencing on the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of the employee, each agreement may be extended for an additional year. Each agreement provides that base salary shall be reviewed by the board of directors of the Bank not less often than annually. In the fiscal year ended September 30, 1996, Mr. Hill's base salary was $155,090 and Mr. Swanner's was $99,720. In addition, the employment agreements provide for discretionary bonuses and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or by the Company for employees of the Bank, as well as fringe benefits normally associated with such employee's office, including the use of a company car. The employment agreements provide that they may be terminated by the Bank for cause, as defined in the agreement, and that they may otherwise be terminated by the Bank (subject to vested rights) or by the employee. In the event of a change in control (as defined below), the terms of each agreement shall be automatically extended for three years from the date of the change of control, and the employee's base salary will be increased at least 6% annually.

     The employment agreements provide that the nature of the employee's compensation, duties or benefits may not be diminished following a change in control of the Bank or the Company. For purposes of the employment agreements, a change in control generally will occur if (i) after the effective date of the employment agreement, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

     SEVERANCE PLAN. In connection with the Conversion, the Bank's board of directors adopted a Severance Plan for the benefit of its employees. The Severance Plan provides that in the event there is a "change in control" of the Bank or the Company (as defined in the Severance Plan) and (i) the Bank or any successor of the Bank terminates the employment of any full time employee of the Bank in connection with, or within 24 months after the change in control, other than for "cause" (as defined in the Severance Plan), or (ii) an employee terminates his or her employment with the Bank or any successor following a decrease in the level of such employee's annual base salary rate or a transfer of such employee to a location outside of Stanly County, North Carolina, as applicable, within 24 months after a change in control, all non-officer employees shall be entitled to a severance benefit equal to the greater of (a) an amount equal to two weeks' salary at the employee's existing salary rate multiplied times the employee's number of complete years of service as a Bank employee, subject to a maximum payment equal to the employee's annual salary rate at the time of termination; or (b) the amount of one month's salary at the employee's salary rate at the time of termination. The Severance Plan provides that under the circumstances described above, officers of the Bank shall be entitled to receive a severance benefit equal to the greater of (a) the amount of one year's salary at the officer's annual salary rate at the time of termination or (b) an amount equal to two weeks' salary at the officer's existing salary rate multiplied times the officer's number of complete years of service to the Bank. Officers and employees of the Bank who, at the time of a "change in control," are parties to employment agreements are not covered by the Severance Plan.


                                   PROPOSAL 1

           APPROVAL OF SOUTH STREET FINANCIAL CORP. STOCK OPTION PLAN

GENERAL

     The Board of Directors has adopted the Stock Option Plan which is designed to attract and retain qualified personnel in key positions, provide directors, executive officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward executive officers and employees for outstanding performance. The Stock Option Plan is also designed to retain qualified directors for the Company. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified or compensatory stock options. Executive officers and employees of the Company, the Bank and any subsidiaries will be eligible to receive incentive stock options; directors will be eligible to receive only nonqualified stock options. If stockholder approval is obtained, options to acquire up to 449,650 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant will be awarded to executive officers and employees of the Company and the Bank and to directors of the Company. No cash consideration will be paid for the award of the options.

DESCRIPTION OF THE STOCK OPTION PLAN

     The Prospectus of the Company, dated August 12, 1996, (the "Prospectus") delivered in connection with the Conversion and the Company's initial public offering, contained a summary of a stock option plan and of options which could be granted to directors, executive officers and employees of the Company and the Bank. The stock option plan as described in the Prospectus contained certain provisions required by the regulations of the Federal Deposit Insurance Company (the "FDIC") in the event the stockholders had approved the plan less than 12 months following the Conversion. The Company has decided to seek stockholder approval of the Stock Option Plan more than 12 months after the Conversion. As a result, the FDIC regulations are no longer applicable to the plan. Consequently, the Board decided to adopt a Stock Option Plan with several provisions that differ from those presented in the Prospectus, including (i) accelerated vesting of options upon retirement or a "change in control" of the Company or the Bank; (ii) possible shorter vesting schedules for options; (iii) the discretionary power to adjust the option exercise price to reflect the effects of extraordinary dividends or returns of capital; (iv) the discretionary power to make cash payments to holders of unexercised, vested and unvested options equal to dividends which would have been paid on shares subject to such options if such options had been exercised and (v) the discretionary power to grant stock appreciation rights in tandem with stock options. The total number of options to be issued under the Stock Option Plan (options to purchase 10% of the number of shares issued in the Conversion) is as described in the Prospectus. As described in the Prospectus, the Company anticipates issuing 20% of the options under the Stock Option Plan to the existing nonemployee directors of the Company and the Bank, 45% to the executive officers of the Company and the Bank and 35% to the other employees of the Bank.

     The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

     ADMINISTRATION. The Stock Option Plan will be administered and interpreted by a committee of the Board of Directors (the "Committee") that is composed solely of two or more "nonemployee directors" as that term is defined by Exchange Act rules and regulations.

     STOCK OPTIONS. Under the Stock Option Plan, the Board of Directors or the Committee determines which directors, executive officers and employees will be granted options, whether such options will be incentive or nonqualified options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The Stock Option Plan provides that all options will have an option exercise price of not less than the fair market value of a share of Common Stock on the date of grant. The fair market value will be equal to the average high and low selling prices of the Common Stock on the Nasdaq National Market ("Nasdaq"). Based upon the high and low selling prices on August 28, 1997, if options had been granted on that day, they would have an option price of $18.125, the per share market value of the Common Stock underlying the options on that date.

     All options granted to participants under the Stock Option Plan shall become vested and exercisable at the rate determined by the Committee when making an award. Unvested options may not vest after a participant's employment with the Company, the Bank or any subsidiary is terminated for any reason other than the participant's death, disability or retirement. Unless the Committee shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company, the Bank or any subsidiary because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full in the event that the optionee ceases to be an executive officer, employee or director of the Bank or the Company for any reason following a change in control of the Company, as defined in the Stock Option Plan. Options granted under the Stock Option Plan will have a term of ten years. Stock options are non-transferable except by will or the laws of descent and distribution.

     Payment for shares purchased upon the exercise of options may be made either in cash, by check, bank draft or money order or, if permitted by the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, or a combination of the foregoing. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by the Committee) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a larger number of shares.

     STOCK APPRECIATION RIGHTS. It is expected that options granted under the Stock Option Plan will be granted in tandem with stock appreciation rights, pursuant to which optionees will have the right to surrender exercisable options in exchange for payment by the Company of an amount equal to the excess of the market value of shares of Common Stock subject to the surrendered options over the exercise price of the surrendered options. In the discretion of the Committee, this payment may be made in cash or in shares of Common Stock or in some combination of cash and Common Stock. Stock appreciation rights shall terminate upon the exercise of the options to which they are attached. Stock appreciation rights will be subject to the same vesting and termination provisions as are applicable to the stock options to which they are attached.

     DISCRETIONARY CASH PAYMENTS. The Stock Option Plan provides that the Company's Board of Directors shall have the discretionary authority to authorize cash payments to the holders of unexercised options, both vested and unvested, equal to the amount of dividends which would have been paid on shares subject to options if the options had been exercised. No such payment may be made in connection with dividends or other distributions which result in a reduction in the option exercise price as described below in "Number of Shares Covered by Stock Option Plan". If an optionee receives such a cash payment with respect to any unvested option, and if such option is later forfeited, the optionee must repay any cash payment made with respect to the forfeited option.

     NUMBER OF SHARES COVERED BY THE STOCK OPTION PLAN. A total of 449,650 shares of Common Stock has been reserved for issuance pursuant to the Stock Option Plan, which is 10% of the Common Stock issued in connection with the Conversion. In lieu of issuing reserved unissued shares upon the exercise of options, the Company may elect to purchase shares in the open market to fund exercises of options. To the extent that exercised options are funded by authorized but unissued shares, the interests of existing stockholders will be diluted. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding. In addition, in the event the Company declares a special cash dividend or return of capital, the per share exercise price of all previously granted options which remain unexercised as of the date of such declaration may be proportionately adjusted to give effect to such special cash dividend or return of capital as of the date of payment of such special cash dividend or return of capital, subject to certain limitations.

     AMENDMENT AND TERMINATION OF THE STOCK OPTION PLAN. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from the date the Stock Option Plan was approved by stockholders and became effective by its terms. The Board may at any time alter, suspend, terminate or discontinue the Stock Option Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the optionee, make any alteration which would deprive the optionee of his rights with respect to any previously granted option. Termination of the Stock Option Plan would not affect any previously granted options.

     FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Code, the federal income tax treatment of incentive stock options and nonqualified stock options is different. Options granted to employees under the Stock Option Plan may be "incentive stock options" which are designed to result in beneficial tax treatment to the employee but not a tax deduction to the Company or the Bank.

     The holder of an incentive stock option generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the "Bargain Element") of the acquired Common Stock's fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such Common Stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an "Early Disposition"), the optionee generally must recognize the Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of the Common Stock generally will constitute a capital gain or loss for tax purposes. If an optionee exercises an incentive stock option and delivers shares of Common Stock as payment for part or all of the exercise price of the stock purchased (the "Payment Stock"), no gain or loss generally will be recognized with respect to the Payment Stock; provided, however, if the Payment Stock was acquired pursuant to the exercise of an incentive stock option, the optionee will be subject to recognizing as compensation income the Bargain Element on the Payment Stock as an Early Disposition if the exchange for the new shares occurs prior to the expiration of the holding periods for the Payment Stock. The Company generally would not recognize gain or loss or be entitled to a deduction upon either the grant of an incentive stock option or the optionee's exercise of an incentive stock option. However, if there is an Early Disposition, the Company generally would be entitled to deduct the Bargain Element as compensation paid to the optionee.

     Options granted to directors under the Stock Option Plan would be "nonqualified stock options." In general, the holder of a nonqualified stock option will recognize compensation income equal to the amount by which the fair market value of the Common Stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the nonqualified stock option. If the optionee elects to pay the exercise price in whole or in part with Common Stock, the optionee generally will not recognize any gain or loss on the Common Stock surrendered in payment of the exercise price. The Company would not recognize any income or be entitled to claim any deduction upon the grant of a nonqualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the nonqualified stock option, the Company would recognize a compensation expense and be entitled to claim a deduction in the amount equal to such compensation income.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     ACCOUNTING TREATMENT. Neither the grant nor the exercise of an incentive stock option or a nonqualified stock option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. SFAS No. 123 (i) establishes financial accounting and reporting standards for stock-based employee compensation plans, (ii) defines a fair value method of accounting for an employee stock option or similar equity instrument, and (iii) encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

     STOCKHOLDER APPROVAL. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by the stockholders.

     OPTIONS TO BE GRANTED. The Committee intends to grant options to directors, executive officers and employees of the Company and the Bank promptly after the date of stockholder approval of the Stock Option Plan. Only forfeited options will be subject to allocation later, unless the Stock Option Plan is amended. At this time, approximately 42 persons would be eligible to participate under the Stock Option Plan. No options will be granted to any associates of any of the directors or executive officers of the Company or the Bank. The table on page 18 sets forth in column two information with respect to the number of options that the Company anticipates would be granted to directors, executive officers and other employees as a group upon stockholder approval of the Stock Option Plan.

     It is currently anticipated that 25% of the aggregate number of options granted to executive officers and employees of the Company and the Bank will be vested and exercisable on the date of grant and 25% of the aggregate number of such options granted will vest and become exercisable on each of the next three annual anniversary dates thereafter. It is expected that nonqualified stock options granted to the nonemployee directors of the Company and the Bank will be immediately vested and nonforfeitable.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SOUTH STREET
                                              ---
FINANCIAL CORP. STOCK OPTION PLAN.

                                   PROPOSAL 2

          APPROVAL OF THE HOME SAVINGS BANK OF ALBEMARLE, INC., S.S.B.
                          MANAGEMENT RECOGNITION PLAN

GENERAL

     The Boards of Directors of the Company and the Bank have adopted and desire to establish the Management Recognition Plan, the objective of which is to encourage the continued service of directors, officers and employees of the Bank. The MRP will provide directors, officers and employees with an ownership interest in the Company in a manner designed to serve as an incentive to contribute to the success of the Bank and the Company and to reward employees for outstanding performance. All directors, officers and employees of the Bank are eligible for participation in the MRP.

DESCRIPTION OF THE MRP

     As with the Stock Option Plan and as discussed under Proposal 1, the management recognition plan as described in the Prospectus contained certain provisions that were required by the FDIC if stockholder approval of the plan was obtained less than 12 months after the Conversion. Several provisions of the proposed MRP described below differ from those disclosed in the Prospectus, including a possible shorter vesting period and accelerated vesting upon retirement or a "change in control" of the Company or the Bank. As described in the Prospectus, the Company and the Bank anticipate that 20% of the restricted shares under the MRP will be awarded to nonemployee directors, 45% to executive officers and 35% to all other employees. The Bank anticipates awarding its directors and executive officers the same percentage of total restricted shares under the MRP as was disclosed in the Prospectus. The following description of the MRP is a summary of its terms and is qualified in its entirety by reference to the MRP, a copy of which is attached hereto as Appendix B.

     ADMINISTRATION. The MRP will be administered and interpreted by a committee of the board of directors of the Bank (the "MRP Committee") that is composed solely of two or more "nonemployee directors", as defined by Exchange Act. The board of directors of the Bank will appoint the trustees of the trust established pursuant to the MRP (the "Trust"). The trustees will have the responsibility to invest all funds contributed by the Bank to the Trust.

     AWARDS OF RESTRICTED STOCK. Upon stockholder approval, the MRP will acquire 179,860 shares of Common Stock, which is equal to 4% of the Common Stock issued in the Conversion. It is anticipated that these shares either will be purchased on the open market or issued from authorized but unissued shares of Common Stock. To the extent that the MRP acquires authorized but unissued shares, the interests of existing stockholders will be diluted.

     Shares of Common Stock granted pursuant to the MRP will be in the form of restricted stock which will vest over a period of time determined by the MRP Committee. Shares issued under the MRP will be issued at no cost to recipients. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been awarded under the MRP. However, until such shares have vested, they will be held in the MRP Trust. Such unvested shares may not be sold, pledged or otherwise disposed of. In addition, any cash dividends or stock dividends declared with respect to unvested share awards will be held by the MRP Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the MRP Trust to the recipients thereof as soon as practicable after the share awards become vested. The MRP provides that cash held by the Trust pursuant to receipt of dividends, including a special dividend or return of capital, on the Common Stock held by the Trust and unallocated to participants may be used to purchase additional shares of Common Stock.

     If a recipient terminates employment for reasons other than death, disability or retirement, the recipient will forfeit all rights to the allocated shares which have not yet vested. All shares subject to an award held by a recipient whose employment with or service to the Company, the Bank or any subsidiary terminates due to death, disability or retirement, as defined in the MRP, shall be vested as of the recipient's last day of employment with or service to the Company, the Bank or any subsidiary and shall be distributed as soon as practicable thereafter. All shares subject to an award held by a recipient also shall be fully vested in the event the recipient ceases to be an employee or director of the Bank or the Company for any reason following a change in control of the Company or the Bank, as defined in the MRP.

     AMENDMENT AND MODIFICATION OF THE MRP. The board of directors of the Bank may at any time amend or modify the MRP in any respect, subject to applicable regulatory requirements and required stockholder approvals. However, any amendment or modification of the MRP shall not in any manner affect any award of shares made previously to a recipient under the Plan without the consent of such recipient.

     FEDERAL INCOME TAX CONSEQUENCES. Pursuant to Section 83 of the Code, recipients of MRP awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of MRP awards in the year in which such amounts are included in income.

     ACCOUNTING TREATMENT. For a discussion of SFAS No. 123, see "Proposal 1 Approval of South Street Financial Corp. Stock Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the MRP vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes.

     STOCKHOLDER APPROVAL. No shares will be granted under the MRP unless it is approved by the stockholders.

     SHARES TO BE GRANTED. The MRP Committee intends to grant awards of restricted stock to directors, executive officers and all other employees of the Bank promptly after the date of stockholder approval of the MRP. At this time approximately 42 persons would be eligible to participate under the MRP. The following table sets forth certain information with respect to awards the Company and the Bank anticipate would be made upon stockholder approval of the Stock Option Plan and the MRP. Column two lists the options that the Company anticipates would be granted to directors, executive officers and other officers as a group under the Stock Option Plan; column three lists the number of shares of Common Stock the Bank anticipates would be awarded to directors, executive officers and other employees as a group under the MRP. Column four sets forth the dollar value of the stock awards assuming a value per share of Common Stock equal to $18.125, which was the closing market price of the Common Stock on Nasdaq on August 28, 1997.

This valuation is without regard to the restrictions on the shares of Common Stock awarded under the Management Recognition Plan.



NAME AND POSITION/1/                         STOCK OPTION PLAN      MANAGEMENT RECOGNITION PLAN
--------------------                         -----------------      ---------------------------

                                             NUMBER OF SHARES
                                             ----------------
                                             SUBJECT TO STOCK       NUMBER OF
                                             ----------------       ---------
NONEMPLOYEE DIRECTORS                             OPTIONS             SHARES         DOLLAR VALUE
---------------------                             -------             ------         ------------
Caldwell A. Holbrook, Jr.                          22,482             8,993         $  162,998.12

Joel A. Huneycutt                                  22,482             8,993         $  162,998.12

Douglas Dwight Stokes                              22,482             8,993         $  162,998.12

Greg E. Underwood                                  22,482             8,993         $  162,998.12
                                                  -------            ------         -------------
     Total (4 persons)                             89,928            35,972         $  651,992.48
                                                  =======            ======         =============
          EXECUTIVE OFFICERS
          ------------------

Carl M. Hill, President, CEO and Director         112,413            44,965         $  814,990.62

R. Ronald Swanner, Executive Vice                  89,931            35,972         $  651,992.50
 President, Secretary and Director                -------            ------         -------------

      Total (2 persons)                           202,344            80,937         $1,466,983.12
                                                  =======            ======         =============
Non-Executive Officer Employees Group
     (36 persons)                                 157,378            62,951         $1,140,986.88

Associates of Executive Officers and                  0                 0                 0
 Directors

------------------------
/1/  Position with Company, unless otherwise indicated.


     It is currently anticipated that 25% of the aggregate number of shares granted to directors, executive officers and employees will be vested on the date of grant promptly after stockholder approval of the MRP and that 25% of the aggregate number of shares granted will vest on each of the next three annual anniversary dates thereafter. The MRP Committee, in its sole and absolute discretion, may provide for an accelerated vesting schedule for directors, executive officers and employees who are eligible for retirement before the expiration of the anticipated three-year vesting schedule.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE HOME SAVINGS
                                              ---
BANK OF ALBEMARLE, INC., S.S.B. MANAGEMENT RECOGNITION PLAN.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Stockholders are being asked to approve the Stock Option Plan and MRP. As set forth above, the Stock Option Plan and MRP will not be effective without the required stockholder approval. Members of the management and the Boards of Directors of the Company and the Bank, most of whom are stockholders and who, as a group, have voting control over 460,977 shares (10.25%) of the Common Stock, will be participants of these plans. See "PROPOSAL 1 - APPROVAL OF SOUTH STREET FINANCIAL CORP. STOCK OPTION PLAN" and "PROPOSAL 2 - APPROVAL OF THE HOME SAVINGS BANK OF ALBEMARLE, INC. S.S.B. MANAGEMENT RECOGNITION PLAN."


                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     It is presently anticipated that the 1998 Annual Meeting of Stockholders will be held in February of 1998. In order for stockholder proposals to be included in the proxy material for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than October 21, 1997, and meet all other applicable requirements for inclusion therein.

     The Company's Bylaws provide that, in order to be eligible for consideration at an annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.


                                    By Order of the Board of Directors

                                    /s/ R. Ronald Swanner

                                    R. Ronald Swanner
                                    Secretary

Albemarle, North Carolina
September 11, 1997

                                  APPENDIX A


                         SOUTH STREET FINANCIAL CORP.
                               STOCK OPTION PLAN


     THIS IS THE STOCK OPTION PLAN ("Plan") of South Street Financial Corp. (the "Corporation"), a North Carolina corporation, with its principal office in Albemarle, Stanly County, North Carolina, adopted by the Board of Directors of the Corporation and effective upon the approval of the Plan by the shareholders of the Corporation, under which options may be granted from time to time to eligible directors and employees of the Corporation, Home Savings Bank of Albemarle, Inc., SSB (the "Bank") and of any corporation or other entity of which either the Corporation or the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of equity securities (a "Subsidiary"), to purchase shares of common stock of the Corporation ("Common Stock"), subject to the provisions set forth below:

     1.    PURPOSE OF THE PLAN.  The purpose of the Plan is to aid the
           -------------------
Corporation, the Bank and any Subsidiary in attracting and retaining capable directors and employees and to provide a long range incentive for directors, employees and others to remain in the management and service of the Corporation, the Bank or any Subsidiary, to perform at increasing levels of effectiveness and to acquire a permanent stake in the Corporation with the interest and outlook of an owner. These objectives will be promoted through the granting of options to acquire shares of Common Stock pursuant to the terms of this Plan.

     2.    ADMINISTRATION.  The Plan shall be administered by a committee (the
           --------------
"Committee"), which shall consist of not less than two members of the Board of Directors of the Corporation (the "Board") who are "Non-Employee Directors" as defined in Rule 16b-3(b)(3) of the Rules and Regulations under the Securities Act of 1934 (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, this Plan shall be administered by the Board. The Committee may designate any officers or employees of the Corporation, the Bank or any Subsidiary to assist in the administration of the Plan and to execute documents on behalf of the Committee and perform such other ministerial duties as may be delegated to them by the Committee.

     Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the individuals to whom and the time or times at which such options shall be granted, the number of shares to be subject to each option, the option price, and the determination of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

     It shall be in the discretion of the Committee to grant options which qualify as "incentive stock options," as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") or which do not qualify as Incentive Stock Options ("Nonqualified Stock Options") (herein referred to collectively as "Options;" however, whenever reference is specifically made only to "Incentive Stock Options" or "Nonqualified Stock Options," such reference shall be deemed to be made to the exclusion of the other). Any options granted which fail to satisfy the requirements for Incentive Stock Options shall become Nonqualified Stock Options.

     3.    STOCK AVAILABLE FOR OPTIONS.  In the discretion of the Committee, the
           ---------------------------
stock to be subject to Options under the Plan shall be authorized but unissued shares of Common Stock which are issued directly to optionees upon exercise of options and/or shares of Common Stock which are acquired by the Plan or the Corporation in the open market. The total number of shares of Common Stock for which Options may be granted under the Plan is 449,650 shares, which is ten percent (10%) of the total number of shares of Common Stock issued by the Corporation in connection with the conversion of the Bank from a North Carolina mutual savings bank to a North Carolina stock savings bank on October 2, 1996 (the "Conversion"). Such number of shares is subject to any capital adjustments as provided in Section 16. In the event that an Option granted under the Plan is forfeited, released, expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of Options under the Plan; however, if the forfeiture, expiration, release or termination date of an Option is beyond the term of existence of the Plan as described in Section 21, then any shares covered by forfeited, unexercised, released or terminated options shall not reactivate the existence of the Plan and therefore may not be available for additional grants under the Plan. The Corporation, during the term of the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. In the discretion of the Committee, the shares of Common Stock necessary to be delivered to satisfy exercised options may be from authorized and unissued shares of Common Stock or may be purchased in the open market.

     4.    ELIGIBILITY.  Options shall be granted only to individuals who meet
           -----------
all of the following eligibility requirements:

           (a) Such individual must be an employee or a member of the Board of Directors of the Corporation, the Bank or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation, the Bank or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

           (b) Such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the exercise of the Options.

           (c) Such individual, being otherwise eligible under this Section 4, shall have been selected by the Committee as a person to whom an Option shall be granted under the Plan.

     In determining the directors and employees to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the nature of the services rendered by respective directors and employees, their present and potential contributions to the success of the Corporation, the Bank and any Subsidiary and such other factors as the Committee shall deem relevant. A director or employee who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan if the Committee shall so determine.

     If, pursuant to the terms of the Plan, it is necessary that the percentage of stock ownership of any individual be determined, stock ownership in the Corporation or of a related corporation which is owned (directly or indirectly) by or for such individual's brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary shall be considered as owned by such director or employee.

     5.    OPTION AGREEMENT   Subject to the provisions of this Plan, Options
           ----------------
shall be awarded to the directors and employees in such amounts as are determined by the Committee. The proper officers on behalf of the Corporation and each Optionee shall execute a Stock Option Grant and Agreement (the "Option Agreement") which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Nonqualified Stock Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Nonqualified Stock Option.

     6.    OPTION PRICE.
           ------------

           (a) The option price of each Option granted under the Plan shall be not less than one hundred percent (100%) of the market value of the stock on the date of grant of the Option. In the case of incentive stock options granted to a shareholder who owns stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Corporation, the Bank or a Subsidiary (a "ten percent shareholder"), the option price of each Option granted under the Plan shall not be less than one hundred and ten percent (110%) of the market value of the stock on the date of grant of the Option. If the Common Stock is listed on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market value per share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the market price per share shall be equal to the average between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market price per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the market value per share shall be its fair market value as determined by the Committee, in its sole and absolute discretion. The Committee shall maintain a written record of its method of determining such value.

           (b) The option price shall be payable to the Corporation either (i) in cash or by check, bank draft or money order payable to the order of the Corporation, or (ii) at the discretion of the Committee, through the delivery of shares of the common stock of the Corporation owned by the optionee with a market value (determined in a manner consistent with (i) above) equal to the option price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares shall be delivered until full payment has been made.

     7.    EXPIRATION OF OPTIONS.  The Committee shall determine the expiration
           ---------------------
date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option is granted. In the event an Incentive Stock Option is granted to a ten percent shareholder, the expiration date or dates of each Option shall be not later than five (5) years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option after such date was originally set; however, such expiration date may not exceed the maximum expiration date described in this
Section 7.

     8.    TERMS AND CONDITIONS OF OPTIONS.
           -------------------------------

           (a) All Options must be granted within ten (10) years of the Effective Date of this Plan as defined in Section 20.

           (b) The Committee may grant Options which are intended to be Incentive Stock Options and Nonqualified Stock Options, either separately or jointly, to an eligible employee.

           (c) The grant of Options shall be evidenced by a written instrument (an Option Agreement) containing terms and conditions established by the Committee consistent with the provisions of this Plan.

           (d) Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.

           (e) The recipient of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until payment in full by him for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in
     Section 16.

           (f) The aggregate fair market value of the stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all benefit plans of the Corporation, the Bank or any Subsidiary, if applicable) shall not exceed $100,000; provided, however, that such $100,000 limit of this subsection (f) shall not apply to the grant of Nonqualified Stock Options. The Committee may grant Options which are exercisable in excess of the foregoing limitations, in which case Options granted which are exercisable in excess of such limitation shall be Nonqualified Stock Options.

           (g) All stock obtained pursuant to an option which qualifies as an Incentive Stock Option shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the Option or (ii) one (1) year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Corporation or its designee. The employee who has exercised the Option shall during such holding period have all rights of a shareholder, including but not limited to the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and it shall be administered solely for that purpose.

     9.    EXERCISE OF OPTIONS.
           -------------------

           (a) Unless otherwise set forth in the Option Agreement, all Options granted to an optionee by virtue of his position as a nonemployee director of the Corporation or the Bank (as stated in the Option Agreement) shall be fully vested, exercisable and nonforfeitable immediately at the time of the grant.

           (b) Options granted to an optionee by virtue of his position as an employee (as stated in the Option Agreement) shall become vested and exercisable at the times, at the rate and subject to such limitations as may be set forth in the Option Agreement executed in connection therewith; provided, however, that all outstanding and nonforfeited options shall be exercisable, if not sooner, on the day prior to the expiration date thereof.

           (c) Notwithstanding the foregoing, Options shall become exercisable with respect to all of the shares subject thereto upon the optionee's death, retirement or disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, and in the event of a change in control as set forth in Section 13 of this Plan.

           (d) Any right to exercise Options in annual installments shall be cumulative and any vested installments may be exercised, in whole or in part, at the election of the optionee. The exercise of any Option must be evidenced by written notice to the Corporation that the optionee intends to exercise his Option.

           (e) In no event shall an Option be deemed granted by the Corporation or exercisable by a recipient prior to the mutual execution by the Corporation and the recipient of an Option Agreement which comports with the requirements of Section 5 and Section 8(c).

           (f) The inability of the Corporation or Bank to obtain approval from any regulatory body or authority deemed by counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Corporation and the Bank of any liability in respect of the non-issuance or sale of such shares. As a condition to the exercise of an option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

           (g) The Committee shall have the discretionary authority to impose in the Option Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

           (h) Notwithstanding anything to the contrary herein, an optionee receiving the grant of n Option by virtue of his or her position as a director or as an employee of the Corporation, the Bank or a Subsidiary (as stated in the Option Agreement), shall be required to exercise his or her Options within the periods set forth in Sections 10, 11 and 12 below.

     10.   TERMINATION OF EMPLOYMENT - EXCEPT BY DISABILITY, RETIREMENT OR
           ---------------------------------------------------------------
DEATH. If any optionee receiving the grant of an Option by virtue of his
-----
position as a director (as stated in the Option Agreement) ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary for any reason other than death, retirement (as defined in Section 11) or disability (as defined in Section 11) or if any optionee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be an employee of at least one of the Corporation, the Bank and any Subsidiary for any reason other than death, retirement (as defined in Section
11) or disability (as defined in Section 11), he may, (i) at any time within three (3) months after his date of termination, but not later than the date of expiration of the Option, exercise any Option designated in the Option Agreement as an Incentive Stock Option and (ii) at any time prior to the date of expiration of the Option, exercise any option designated in the Option Agreement as a Nonqualified Stock Option. However, in either such event the optionee may exercise any Option only to the extent it was vested and he or she was entitled to exercise the Option on the date of termination. Any Options or portions of Options of terminated optionees not so exercised shall terminate and be forfeited.

     11.   TERMINATION OF EMPLOYMENT - DISABILITY OR RETIREMENT. If any optionee
           ----------------------------------------------------
receiving the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, (i) at any time within 12 months after his date of termination, but not later than the date of expiration of the Option, exercise any option designated in the Option Agreement as an Incentive Stock Option with respect to all shares subject thereto and (ii) at any time prior to the date of expiration of the Option, exercise any Option designated in the Option Agreement as a Nonqualified Stock Option with respect to all shares subject thereto. Any portions of Options of optionees who are terminated because they become disabled which are not so exercised shall terminate.

     If any optionee receiving the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary due to his retirement, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his retirement, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, at any time prior to the date of expiration of the Option, exercise such Option; provided, however, that if the Option is exercised more than three months after such retirement, the Option may be treated as a Nonqualified Stock Option. Any portions of Options of retired directors or employees not so exercised shall terminate. For purposes of this Plan, the term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his or her position as an employee of the Corporation, the Bank or any Subsidiary, shall mean (i) the termination of the optionee's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation, the Bank or a Subsidiary, or (ii) termination of employment after attaining age 65. The term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his or her position as a director shall mean the cessation of membership on such board of directors (i) with the approval of such board of directors, at any time after such optionee reaches age 70, or (ii) at the election of the optionee at any time after not less than 25 years of service as a member of the such board of directors, as applicable.

     12.   TERMINATION OF EMPLOYMENT - DEATH. If an optionee receiving the grant
           ---------------------------------
of an option by virtue of his position as a director (as stated in the Option Agreement) dies while a director of the Corporation, the Bank or any Subsidiary or if any employee receiving the grant of an option by virtue of his position as an employee (as stated in the Option Agreement) dies while in the employment of the Corporation, the Bank or a Subsidiary, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and the person or persons to whom the Option is transferred by will or by the laws of descent and distribution may exercise the Option at any time until the term of the Option has expired, with respect to all shares subject thereto, to the same extent and upon the same terms and conditions the optionee would have been entitled to do so had he lived. Any Options or portions of options of deceased directors or employees not so exercised shall terminate.

     13.   CHANGE IN CONTROL. In the event that an optionee ceases to be an
           -----------------
employee, a director of the Corporation, the Bank or a Subsidiary (which position resulted in his or her receipt of an option pursuant to this Plan) for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested, nonforfeitable and exercisable in accordance with Sections 9 and 10 above, then, notwithstanding Sections 9 and 10 above, all Options granted to such optionee shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the

Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the Board or the board of directors of the Bank on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     As set forth in Section 10, in the event of such a termination after a change in control, the Optionee must exercise any Incentive Stock Options within three (3) months after his date of termination and may exercise any Nonqualified Stock Options at any time prior to the date of expiration of the Option.

     14.   STOCK APPRECIATION RIGHTS.
           -------------------------

           (a) GENERAL TERMS AND CONDITIONS. The Committee may, but shall not be obligated to, grant rights to optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the market value (determined as set forth in Section 6 above) of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Committee, may be made in shares of Common Stock valued at the then market value thereof (determined as set forth in Section 6 above), or in cash, or partly in cash and partly in shares of Common Stock.

           The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this
     Section 14 and this Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the Option to which is related); the method for valuing shares of Common Stock for purposes of this Section 14; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise of the Stock Appreciation Right;

     and arrangements for income tax withholding. The Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

           (b) TIME LIMITATIONS. A Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an optionee to exercise Stock Appreciation Rights shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

           (c) EFFECTS OF EXERCISE OF STOCK APPRECIATION RIGHTS OR OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

           (d) TIME OF GRANT. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which is relates, while a Stock Appreciation Right granted in connection with a Nonqualified Stock Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option. No optionee shall have any Stock Appreciation Rights unless (i) in the case of Incentive Stock Options and Nonqualified Stock Options, the Stock Option Agreement shall so state or (ii) in the case of Nonqualified Stock Options, the Committee shall have executed an amendment to the Stock Option Agreement so stating.

           (e) NON-TRANSFERABLE. A Stock Appreciation Right may not be transferred or assigned except in connection with a transfer of the Option to which it relates.

     15.   RESTRICTIONS ON TRANSFER.  An Option granted under this Plan may not
           ------------------------
be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

     16.   CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK.
           ------------------------------------------

           (a) If the outstanding shares of Common Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Corporation or another entity as a result of a recapitalization, reclassification, stock dividend, stock split, amendment to the Corporation's Certificate of Incorporation, reverse stock split, merger or consolidation, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the Options and Stock Appreciation Rights previously and subsequently granted under the Plan, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Options.

           (b) In the event that the Corporation shall declare and pay any dividend with respect to the Common Stock (other than a dividend payable in shares of the Corporation's Common Stock or a regular quarterly cash dividend), including a dividend which results in a nontaxable return of capital to the holders of shares of Common Stock for federal income tax purposes, or otherwise than by dividend makes distribution of property to the holders of its shares of Common Stock, the Committee, in its discretion applied uniformly to all outstanding Options, may adjust the exercise price per share of outstanding Options in such a manner as the Committee may determine to be necessary to reflect the effect of the dividend or other distribution on the fair market value of a share of Common Stock.

           (c) To the extent that the foregoing adjustments described in Sections 16(a) and (b) above relate to particular Options or to particular stock or securities of the Corporation subject to Option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

           (d) The grant of an Option or Stock Appreciation Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

           (e) No fractional shares of stock shall be issued under the Plan for any such adjustment.

           (f) Any adjustment made pursuant to this Section 16, shall be made, to the extent practicable, in such manner as not to constitute a modification of any outstanding Incentive Stock Options within the meaning of Section 424(h) of the Internal Revenue Code of 1986, as amended.

     17.   INVESTMENT PURPOSE.  At the discretion of the Committee, any Option
           ------------------
Agreement may provide that the optionee shall, by accepting the Option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence of such facts which is satisfactory to the Corporation. Certificates for shares of stock acquired under the Plan may be issued bearing such restrictive legends as the Corporation and its counsel may deem necessary to ensure that the optionee is not an "underwriter" within the meaning of the regulations of the Securities Exchange Commission.

     18.   APPLICATION OF FUNDS.  The proceeds received by the Corporation from
           --------------------
the sale of Common Stock pursuant to Options will be used for general corporate purposes.

     19.   NO OBLIGATION TO EXERCISE.  The granting of an Option or Stock
           -------------------------
Appreciation Right shall impose no obligation upon the optionee to exercise such Option or Stock Appreciation Right.

     20.   EFFECTIVE DATE OF PLAN.  The Plan will become effective upon the
           ----------------------
approval of the Plan by the shareholders of the Corporation and receipt of any necessary regulatory approvals.

     21.   TERM OF PLAN.  Options and Stock Appreciation Rights may be granted
           ------------
pursuant to this Plan from time to time within ten (10) years from the effective date of the Plan.

     22.   TIME OF GRANTING OF OPTIONS.  Nothing contained in the Plan or in any
           ---------------------------
resolution adopted or to be adopted by the Committee or the shareholders of the Corporation and no action taken by the Committee shall constitute the granting of any Option or Stock Appreciation Right hereunder. The granting of an Option and Stock Appreciation Right pursuant to the Plan shall take place only when an Option Agreement shall have been duly executed and delivered by and on behalf of the Corporation at the direction of the Committee.

     23.   CASH PAYMENTS.  At the time of the payment of any dividend or other
           -------------
distribution with respect to the Common Stock, in the absolute discretion of, and upon direction of the Board, the Corporation shall cause to be paid to existing directors and employees of the Corporation, the Bank or any Subsidiary who hold nonforfeited, unexercised Options under this Plan, regardless of whether or not such Options are vested and nonforfeitable, a cash amount equal to the number of shares of Common Stock subject to nonforfeited, unexercised options held by such optionee multiplied by the amount of any dividends or other distributions paid per share of Common Stock outstanding. The Board shall have the discretion to approve cash payments at the time of some dividends or distributions but not others. Notwithstanding the foregoing, no amounts shall be paid to optionees pursuant to this Section 23 with respect to any dividend or distribution if at the time of such dividend or distribution, the exercise price of the Options shall have been reduced pursuant to Section 16(b) above.

     If any director or employee of the Corporation, the Board or any Subsidiary shall receive any cash payment from the Company, the Board or any Subsidiary pursuant to this Section 23 with respect to an Option which is not vested and exercisable, and if such Option shall be forfeited, then within 30 days after the effective date of such forfeiture, the optionee shall pay to the Corporation, the Bank or the Subsidiary (as applicable) an amount equal to the cash payment received by such optionee with respect to such forfeited Option.
In the alternative, at the option of the Corporation, the Bank or the Subsidiary (as applicable) the amount to be repaid may be withheld from the final compensation payable to the optionee.

     24.   WITHHOLDING TAXES.  Whenever the Corporation proposes or is required
           -----------------
to cause to be issued or transferred shares of stock, cash or other assets pursuant to this Plan, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the issuance of any certificate or certificates for such shares or delivery of such cash or other assets. Alternatively, the Corporation may issue or transfer such shares of stock or make other distributions of cash or other assets net of the number of shares or other amounts sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

     25.   TERMINATION AND AMENDMENT.  The Board may at any time alter, suspend,
           -------------------------
terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the holder of an Option or Stock Appreciation Right previously granted, make any alteration which would deprive the optionee of his rights with respect thereto.

     26.   CAPTIONS AND HEADINGS; GENDER AND NUMBER.  Captions and paragraph
           ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of, this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     27.   COST OF PLAN; EXCULPATION AND INDEMNIFICATION. All costs and expenses
           ---------------------------------------------
incurred in the operation and administration of the Plan shall be borne by the Corporation, the Bank and the Subsidiaries. In connection with this Plan, no member of the Board, no member of the Board of Directors of the Bank, and no member of the Board of Directors of any Subsidiary, and no member of the Committee shall be personally liable for any act or omission to act, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Bank and the members of the Board of Directors of any Subsidiary, and members of the Committee, and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any power or duty relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board), and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act, in connection with the performance of such person's duties, responsibilities and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from the bad faith, willful misconduct or criminal acts of such persons.

     28.   GOVERNING LAW. Without regard to the principles of conflicts of laws,
           -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     29.   INSPECTION OF PLAN.  A copy of this Plan, and any amendments thereto,
           ------------------
shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

     30.   OTHER PROVISIONS.  The Option Agreements authorized under this Plan
           ----------------
shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of options, as the Committee may deem advisable.

                                   EXHIBIT A
                                   ---------


                        STOCK OPTION GRANT AND AGREEMENT

     THIS STOCK OPTION GRANT AND AGREEMENT ("Agreement"), being made according to and subject to the terms and conditions of the STOCK OPTION PLAN of South Street Financial Corp. ("Plan"), a copy of which is attached hereto as Annex A and is hereby incorporated by reference and made a part of this Agreement, is herein executed and effective the _______ day of _______________, _____, between South Street Financial Corp. (the "Corporation") and ____________________ ("Optionee"):

     1.    GRANT.  As of the above date, the Corporation hereby grants to the
           -----
           Optionee (applicable provisions are marked):

           [_] an Incentive Stock Option [as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")] to purchase ________ shares of Common Stock of the Corporation at the price stated in this Agreement;

           [_] a Nonqualified Stock Option to purchase __________ shares of Common Stock of the Corporation at the price stated in this Agreement.

           The Optionee [_] shall [_] shall not have Stock Appreciation Rights in connection with the Options granted hereby, in accordance with
           Section 14 of the Plan.

           The Option(s) and any Stock Appreciation Rights granted under this section and as described in this Agreement is (are) in all respects subject to and conditioned by the terms, definitions, and provisions of this Agreement and of the Plan. Capitalized terms in this Agreement which are not otherwise defined but which are defined in the Plan shall have the same meaning given to those terms in the Plan.

           The Optionee has been granted Options under the Plan as a result of the Optionee's position as a [_] director [_] employee of the Corporation, the Bank or a Subsidiary.

     2.    PRICE.  The Option price is $_____________ for each share.
           -----

     3.    EXERCISE OF OPTION. The Option(s) granted under this Agreement shall
           ------------------
           be exercisable pursuant to the terms and conditions of the Plan and as set forth below:

           (a)   Right to Exercise:  In addition to the terms and conditions
                 -----------------
           imposed on the Optionee's right to exercise his Options and any Stock Appreciation Rights imposed in the Plan, the following terms and conditions are applicable:

           ---------------------------------------------------------------------
           ---------------------------------------------------------------------

           (b)   [_] (Marked if applicable) Annual Installments: Subject to the
                                            -------------------
           terms and conditions of the Plan, the Incentive Stock Options can be exercised in annual installments as follows:

           __________________ shares beginning on ______________, 19__

           __________________ shares beginning on ______________, 19__

           __________________ shares beginning on ______________, 19__

           __________________ shares beginning on ______________, 19__

           __________________ shares beginning on ______________, 19__

           Subject to the terms and conditions of the Plan, the Nonqualified Options can be exercised in annual installments as follows:

           __________________ shares beginning on ______________, 19__

           __________________ shares beginning on ______________, 19__

           __________________ shares beginning on ______________, 19__

           __________________ shares beginning on ______________, 19__

           __________________ shares beginning on ______________, 19__

           The right to exercise the Option(s) in annual installments shall be cumulative. In addition, the option(s) shall be exercisable upon disability, death, retirement and a change in control as set forth in the Plan.

           (c)   [_] (Marked if applicable)   Immediate Vesting:  Subject to the
                                              -----------------
           terms and conditions of the Plan, all of the Options are vested, nonforfeitable and exercisable.

           (d)   Method of Exercise: The Options and any Stock Appreciation
                 ------------------
           Rights granted under this Agreement shall be exercisable by a written notice to the Secretary of the Corporation which shall:

                 (1) State the election to exercise the Option or the election to surrender an exercisable Option and exercise Stock Appreciation Rights, the number of shares in respect of which the Option or Stock

                 Appreciation Right is being exercised, the person in whose name any stock certificate or certificates for such shares of Common Stock is to be registered or to whom any cash is to be paid, his or her address, and social security number;

                 (2) Contain any such representation and agreements as to Optionee's investment intent with respect to shares of Common Stock as may be required by the Committee;

                 (3) Be signed by the person entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Corporation, of the right of such person or persons to exercise the Option or Stock Appreciation Rights in accordance with the Plan; and

                 (4) Be accompanied by payment of the purchase price of any shares with respect to which the Option is being exercised which payment shall be in form acceptable to the Committee pursuant to Section 6(b) of the Plan.

           (e)   Representations and Warranties: In order to exercise an Option
                 ------------------------------
           or Stock Appreciation Right, the person exercising the Option or Stock Appreciation Right must make the representations and warranties to the Corporation as may be required by any applicable law or regulation, or as may otherwise be required pursuant to the Plan.

           (f)   Approvals. In order for an Option or Stock Appreciation Right
                 ---------
           to be exercised, all filings and approvals required by applicable law and regulations or pursuant to the Plan must have been made and obtained.

     4.    NON-TRANSFERABILITY.  Neither any Option nor any Stock Appreciation
           -------------------
           Rights may be transferred in any manner otherwise than by will or the laws of descent and distribution and such Option and any Stock Appreciation Rights may be exercised during the life of the Optionee only by him or her.

     5.    INVESTMENT PURPOSE.  This Option and any Stock Appreciation Rights
           ------------------
           may not be exercised if the issuance of shares or payment of cash upon such exercise would constitute a violation of any applicable federal or state securities law or other law or valid regulation.

     6.    EXPIRATION. This Option and any corresponding Stock Appreciation
           ----------
           Rights shall expire on _____________, _________.

     7.    ESCROW. All stock purchased pursuant to an Incentive Stock Option
           ------
           shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the option or (ii) one
           (1) year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Corporation or its designee. The Optionee who has exercised the Option shall have all rights of a stockholder, including, but not limited to, the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

     8.    REPAYMENT OF CASH PAYMENTS.  If the Optionee hereunder forfeits any
           --------------------------
           Options pursuant to the Plan, the Optionee shall, within 30 days after the effective date of such forfeiture, pay the Corporation, the Bank or a Subsidiary (as applicable) an amount equal to the cash payments received by the Optionee from the Corporation, the Bank or any Subsidiary with respect to such forfeited Options pursuant to
           Section 23 of the Plan. In the alternative, at the option of the Corporation, the Bank or a Subsidiary, the amount to be repaid may be withheld by the Corporation, the Bank or a Subsidiary from the final compensation or fees payable to the Optionee. Each acceptance by an Optionee of cash payments pursuant to such Section 23 with respect to Options still subject to forfeiture shall constitute a reaffirmation of the agreements set forth in this paragraph 8.

     9.    TAX WITHHOLDING.  All stock, cash and other assets distributed
           ---------------
           pursuant to this Agreement shall be subject to applicable federal, state and local withholding for taxes. The Optionee expressly acknowledges and agrees to such withholding. The Optionee acknowledges and agrees to the tax withholding provisions which are set forth in the Plan.

     10.   RESOLUTION OF DISPUTES.  Any dispute or disagreement which should
           ----------------------
           arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement or the Plan will be determined by the Committee designated in Section 2 of the Plan. Any determination made by such Committee shall be final, binding, and conclusive for all purposes.

     11.   CONSTRUCTION CONTROLLED BY PLAN.  The Options and any corresponding
           -------------------------------
           Stock Appreciation Rights evidenced hereby shall be subject to all of the requirements, conditions and provisions of the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision should appear to be inconsistent therewith.

     12.   SEVERABILITY.  Whenever possible, each provision of this Agreement
           ------------
           shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

     13.   MODIFICATION OF AGREEMENT; WAIVER.  This Agreement may be modified,
           ---------------------------------
           amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto and only subject to the limitations set forth in the Plan. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision.

     14.   CAPTIONS AND HEADINGS; GENDER AND NUMBER.  Captions and paragraph
           ----------------------------------------
           headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction, of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     15.   GOVERNING LAW; VENUE AND JURISDICTION.  Without regard to the
           -------------------------------------
           principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

     16.   BINDING EFFECT.  This Agreement shall be binding upon and shall inure
           --------------
           to the benefit of the Corporation, and its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, and his or her heirs, legatees, personal representative, executor, administrator and permitted assigns.

     17.   ENTIRE AGREEMENT.  This Agreement and the Plan constitute and embody
           ----------------
           the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     18.   COUNTERPARTS.  This Agreement may be executed in any number of
           ------------
           counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first above written.

ATTEST:                                     SOUTH STREET FINANCIAL CORP.


                                            By:
------------------------------                 ---------------------------------
(Corporate Seal)                                              President
                                               ---------------


                                            OPTIONEE:

                                            ------------------------------------
(SEAL)

                                  APPENDIX B

                   HOME SAVINGS BANK OF ALBEMARLE, INC., SSB
                MANAGEMENT RECOGNITION PLAN AND TRUST AGREEMENT


     Home Savings Bank of Albemarle, Inc., SSB, a North Carolina chartered savings bank (the "Bank"), does herein set forth the terms of its Management Recognition Plan (the "Plan") and Trust (the "Trust") and the Trustees hereby accept this Trust and agree to hold the Trust assets existing on the date of the Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

     Section 1.  Purpose of this Plan.  The purpose of this Plan is to provide
     ----------  --------------------
to the directors, officers and employees (the "Participants") of the Bank and of any corporation or other entity of which the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of the equity securities thereof (a "Subsidiary"), an ownership interest in the Bank's parent holding company, South Street Financial Corp. (the "Corporation") by making awards (hereinafter referred to as "Awards" or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board of Directors of the Bank (the "Board") and the Board of Directors of the Corporation believe that participation in the ownership of the Corporation will induce Participants to continue to serve the Bank or any Subsidiary as directors, officers and/or employees and encourage them to contribute to the future growth and profits of the Bank and the Corporation. In addition, the existence of this Plan will make it possible for the Bank and its Subsidiaries to attract capable individuals to serve as directors or officers of the Bank and its Subsidiaries. The Board believes that the existence of this Plan will provide incentives to the directors, officers and employees of the Bank and any Subsidiaries which will contribute materially to the success of such companies.

     Section 2.  Administration of this Plan.
     ----------  ---------------------------

             (a) This Plan shall be administered by a committee of the Board (the "Committee") which shall consist of not less than two members of the Board who are "Non-Employee Directors" as defined in Rule 16 b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"). In the absence of a duly appointed Committee, the Plan shall be administered by the Board. The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties. Members of the Committee shall serve at the pleasure of the Board.

             (b) The Committee shall decide (i) to whom Awards shall be made under this Plan, (ii) the number of shares of Common Stock subject to each award, (iii) the number of additional shares, if any, to be purchased or allocated for the purposes of this Plan, (iv) the determination of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of the Plan and (v) such additional terms and conditions for Awards as the Committee shall deem appropriate, including, without limitation, any determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities laws, rules, regulations, and listing requirements.

          (c) The Committee may designate any officers or employees of the Bank or of any Subsidiary to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

          (d) Any shares of Common Stock held under this Plan, including without limitation unallocated, undistributed and forfeited shares, shall be held by the Trust.

          (e) The Trustees shall be appointed by the Board.

     Section 3.  Contributions to Trust.
     ----------  ----------------------

          (a) The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Bank and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Participants shall be permitted.

          (b) Subject to Section 9 hereof, the Trustees shall invest all of the Trust's assets primarily in Common Stock. The Trust shall acquire, in the aggregate, 179,860 shares of Common Stock, which is equal to four percent (4%) of the shares of Common Stock issued in connection with the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank on October 2, 1996 (the "Conversion"). Such shares of Common Stock may be purchased by the Trust in the open market, or, subject to approval of the Board of Directors of the Corporation, may be acquired through the issuance by the Corporation to the Trust of authorized but unissued shares of Common Stock on such terms as may be approved by the Committee and the Board of Directors of the Corporation. Such shares (the "Plan Shares") shall be held by the Trust until they have been awarded and distributed pursuant to the terms of this Plan. In the event that the Trust receives cash pursuant to receipt of dividends on Common Stock held by the Trust which has not been awarded to participants, including the receipt of a special cash dividend or return of capital with respect to such shares, then such funds may be used by the Trustees to purchase additional shares of Common Stock available for future award under this Plan or the Trustees may distribute such cash received by the Trust along with the Common Stock upon which it was earned upon the award of such previously unallocated shares.

          (c) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Bank and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and the Trust shall be mere unsecured contractual rights of Participants and their beneficiaries against the Bank. Any assets held by the Trust will be subject to the claims of the Bank's general creditors under federal and state law in the event of insolvency or bankruptcy, as defined in Section 9(e) herein.

     Section 4.  Eligibility and Award of Plan Shares.
     ----------  ------------------------------------

          (a) The Participants in this Plan to whom Awards may be made shall be the following: members of the Board, members of the Board of Directors of any Subsidiary, and such officers and employees of the Bank and/or of any Subsidiary as may be designated by the Committee.

          (b) As promptly as practicable after a determination is made that an Award of Plan Shares is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall vest and be distributed to the Participant. Awards of Plan Shares under this Plan shall be effective upon execution and delivery of the Stock Grant Agreement which sets forth the terms and conditions of the Award of Plan Shares (the "Stock Grant Agreement").

          (c) Notwithstanding anything to the contrary contained in Sections 4(a) and 4(b) above, no Participant shall have any right or entitlement to receive a Plan Share Award hereunder, such awards being at the total discretion of the Committee.

     Section 5.  Vesting and Distribution of Plan Shares.
     ----------  ---------------------------------------

          (a) Shares granted under this Plan shall vest and the right of a Participant to the Plan Shares shall be nonforfeitable as determined by the Committee and as set forth in the Stock Grant Agreement.

          (b) In determining the number of shares vested under any applicable vesting schedule, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be rounded down to the nearest whole number of shares.

          (c) In the event any Participant shall no longer be either a director or an employee of the Bank or any Subsidiary for any reason (whichever position resulted in the award, as set forth in the Stock Grant Agreement), other than as provided in Sections 5(d) and 5(e) below, and such Participant does not have a 100% vested interest in his or her shares under the Plan, then any shares which are not vested based upon the applicable schedule set forth in the Stock Grant Agreement shall be forfeited and, provided this Plan has not terminated pursuant to Section 16 below, shall be available again for Awards to Participants as may be determined by the Committee.

          (d) In the event that a Participant shall no longer be an employee or a director of the Bank or any Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), because of such Participant's disability, death or retirement, prior to the date when all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "retirement" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this Plan, the term "retirement", as it relates to any Participant receiving an award as a result of his or her position as an employee of the Bank or any Subsidiary, shall mean (i) the termination of the Participant's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation, the Bank or a Subsidiary, or (ii) termination of employment after attaining age 65. The term "retirement," as it relates to any Participant receiving an award as a result of his or her position as a member of the Board or the board of directors of any Subsidiary, shall mean the cessation of membership on the Board or such board of directors (i) with the approval of the Board or other board of directors, as applicable, at any time after such Participant reaches age 70, or
(ii) at the election of the Participant at any time after not less than twenty-five (25) years of service as a member of the Board or such other board of directors, as applicable.

          (e) In the event that a Participant ceases to be an employee or a director of the Bank or a Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act;
(ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Corporation is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25% or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the board of directors of the Corporation or the Board on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

          (f) Plan Shares which have vested shall be distributed to the Participant or any transferee permitted by Section 11 (a "Permitted Transferee"), as the case may be, as soon as practicable after such Plan Shares have vested in accordance with the schedule contained in the Stock Grant Agreement.

          (g) The Trustees, the Corporation, the Bank and any Subsidiary shall have the right to require any Participant or Permitted Transferee to remit to the Corporation, the Bank or any Subsidiary an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or release of any certificate or certificates for Plan Shares or delivery of any cash or other assets with respect to Plan Shares or otherwise pursuant to this Plan. Alternatively, the Trustees, Corporation, Bank and any Subsidiary may deliver or release Shares or make other distributions of cash or other assets net of the number of shares or cash sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

          (h) Each Participant receiving an Award of Plan Shares under this Plan shall deliver to the Bank a Stock Grant Agreement, which shall be signed by such Participant.

     Section 6.  Restrictions on Selling of Plan Shares.  Plan Share Awards may
     ----------  --------------------------------------
not be sold, assigned, pledged or otherwise disposed of prior to the time that they are vested and distributed pursuant to the terms of this Plan. The Board of Directors or the Committee may require the Participant or his Permitted Transferee, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board of Directors or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board of Directors or the Committee, upon the advice of counsel, may deem appropriate.

     Section 7.  Effect of Award on Status of Participant.  The fact that an
     ----------  ----------------------------------------
Award is made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board or on the Board of Directors of any Subsidiary, nor any right to continued employment with the Bank or any Subsidiary; nor shall it limit the right of the Bank, the Corporation, or any Subsidiary to remove such Participant from any such boards, or to terminate his or her employment at any time.

     Section 8.  Voting Rights; Dividends; Other Distributions. After an Award
     ----------  ---------------------------------------------
of Plan Shares has been made, the Participant or Permitted Transferee shall be entitled to direct the Trustees as to the voting of the Plan Shares which are covered by the Award and which are not yet vested and distributed to him, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under an Award of Plan Shares and shares which have been awarded as to which Participants or Permitted Transferees have not directed the voting shall be voted by the Trustees in the same proportion as the trustees of the Bank's Employee Stock Ownership Plan votes Common Stock held in trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board of Directors.

          Any cash dividends or other cash or noncash distributions (including special large and nonrecurring dividends and including one that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share will be held by the Trustees for the benefit of the Participant or Permitted Transferee on whose behalf such Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Participant or Permitted Transferee thereof as soon as practicable after the Plan Shares become vested in accordance with the Stock Grant Agreement, or otherwise. Any cash dividends, cash or noncash distributions or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Participant or Permitted Transferee on whose behalf such Plan Share is then held by the Trust. In the event that the Trust receives cash pursuant to receipt of dividends or other distributions on Common Stock held by the Trust and unallocated to participants (including the receipt of a special cash dividend or return of capital) then such funds may be used by the Trust to purchase additional shares of Common Stock available for future award under this Plan, or the Committee or Board may distribute such cash received by the Trust along with the Common Stock upon which it was earned upon the award of such previously unallocated shares.

     Section 9.  Trust.
     ----------  -----

          (a) The Trustees shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Board of Directors or the Committee pursuant to the Plan.

          (b) It is the intent of this Plan and Trust that the Trustees shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustees shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustees determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers;

               (i) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustees are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

               (ii) To invest any Trust assets not otherwise invested in accordance with (a) above, in deposit accounts and certificates of deposit at the Bank or in obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

               (iii) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

               (iv) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an assets of the Trust).

               (v) To hold cash without interest in such amounts as may in the opinion of the Trustees be reasonable for the proper operation of the Plan and Trust.

               (vi) To employ brokers, agents, custodians, consultants and accountants.

               (vii) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as the Trustees deem desirable.

               (viii) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustees shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

          (c) The Trustees shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or by any other person determined by the Board of Directors or the Committee.

          (d) Notwithstanding anything to the contrary in this Plan or Trust, the assets of the Plan and Trust are subject to the payment of the claims of creditors of the Bank in the event of its insolvency or bankruptcy. The Bank is insolvent or bankrupt if it is the subject of a proceeding under the Bankruptcy Code, 11 U.S.C. Section 101 et seq. or is unable to pay its debts. The Board of Directors or the chief executive officer of the Bank must give written notice to the Trustees of the Corporation's bankruptcy or insolvency as soon as practicable following the occurrence of such event. Upon receipt of such notice or other written allegations of the Bank's bankruptcy or insolvency, or in the case of the Trustees' actual knowledge of or determination of the Bank's bankruptcy or insolvency, the Trustees shall discontinue delivery of Trust assets to the Participants or the Bank and shall hold the assets of the Trust for the benefit of the Bank's general creditors and, upon a determination that the Bank is bankrupt or insolvent, shall distribute such assets to or for the benefit of the general creditors. The Trustees shall resume delivery of Trust assets to the Participants or the Bank only after it is determined that the Bank is no longer bankrupt or insolvent. Determination of the bankruptcy or insolvency shall be determined by a court of competent jurisdiction or by an arbitrator selected by and pursuant to rules of the American Arbitration Association upon petition by an interested party.

     Section 10.    Adjustment Upon Changes in Capitalization; Dissolution or
     -----------    ---------------------------------------------------------
Liquidation.  In the event of a change in the number or type of shares of Common
-----------
Stock outstanding, or in the event shares of Common Stock are decreased, changed into or exchanged for securities of a different entity, by reason of a reclassification, recapitalization, reorganization, other similar capital adjustment; by reason of a merger or consolidation of the Corporation; by reason of the sale by the Corporation of all or a substantial portion of its assets; or by reason of the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the number or kind of shares subject to Awards which have occurred, or could occur, under this Plan shall be proportionately and equitably adjusted by the Committee.

     Section 11.    Non-Transferability.
     -----------    -------------------

          Prior to the time Plan Share Awards become vested and are distributed by the Trustees, Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the awards pursuant to this Section 11. Plan Share Awards which are transferred pursuant to this Section 11 shall be subject to the same terms and conditions as applied to the Participant. In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the outstanding Common Stock and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan.

     Section 12.    Impact of Award on Other Benefits of Participant.  The value
     -----------    ------------------------------------------------
of any Award, either on the date of the Award or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plan.

     Section 13.    Corporate Action.  The making of an Award under this Plan
     -----------    ----------------
shall not affect in any way the right or power of the Corporation or its shareholders or the Bank or its shareholders or any Subsidiary or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's, the Bank's or any Subsidiary's capital structure or its business, or any merger or consolidation of the Corporation, the Bank or any Subsidiary, or the issuance of any bonds, debentures, preferred or other capital stock or rights with respect thereto, or the dissolution or liquidation of the Corporation, the Bank or any Subsidiary, or any sale or transfer of all or any part of the Corporation's, the Bank's or any Subsidiary's assets or business.

     Section 14.    Exculpation and Indemnification.  In connection with this
     -----------    -------------------------------
Plan, no member of the Board, no member of the Board of Directors of the Corporation, no member of the Committee and no Trustee shall be personally liable for any act or omission to act in his capacity as a member of the Board, the Board of Directors of the Corporation or the Committee or as Trustees, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Corporation, the members of the Board of Directors of any Subsidiary, the Committee and each Trustee and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, willful misconduct, or criminal acts of such persons.

     Section 15.    Amendment and Modification of this Plan.  The Board may at
     -----------    ---------------------------------------
any time, and from time to time, amend or modify this Plan (including the form of Stock Grant Agreement) in any respect, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. However, any amendment or modification of this Plan shall not in any manner affect any Award of shares theretofore made to a Participant under this Plan without the consent of such Participant or any Permitted Transferee of such Participant.

     Section 16.    Termination and Expiration of this Plan.  This Plan may be
     -----------    ---------------------------------------
abandoned, suspended, or terminated, in whole or in part, at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Award theretofore made under this Plan. Unless sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the date of approval of the Plan by the shareholders of the Corporation; and no Award of shares may be made under this Plan thereafter. Such termination shall not effect any Award of shares theretofore made. In the event that the Board terminates this Plan in whole, any shares held by the Trust which have not been allocated to eligible Participants, together with any other assets held by the Trust, shall revert to the Bank.

     17.  Tax Status of Trust.  It is intended that the trust established hereby
          -------------------
be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.
    -- ---

     18.  Miscellaneous.
          -------------

     (a) This Plan has been adopted by the Board to be effective as of the date of approval of the Plan by the shareholders of the Corporation.

     (b) Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or construction of this Plan or Trust. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     (c) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Bank or by a Subsidiary, or in the discretion of the Bank, the Trust.

     (d) Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan and Trust.

     (e) A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

STATE OF NORTH CAROLINA
COUNTY OF STANLY
                                                           STOCK GRANT AGREEMENT

     THIS STOCK GRANT AGREEMENT (the "Agreement") is made and entered into as of the ____ of ___________________, _______ (the "Effective Date"), by and among
Home Savings Bank of Albemarle, Inc., SSB (the "Bank"), a North Carolina corporation, _______________________ (the "Participant") and
______________________, ___________________ and ____________________ (the
"Trustees").

     WHEREAS, a Management Recognition Plan (the "Plan") was adopted by the Board of Directors of the Bank (the "Bank") and approved by the Board of Directors and by the shareholders of South Street Financial Corp., the holding company of the Bank (the "Corporation") on ________________, 1997.

     WHEREAS, it has been determined that it is desirable and in the best interest of the Bank to make an award (the "Award") of certain shares of the Common Stock of the Corporation, under the Plan, to the Participant, subject to certain restrictions as specified below; and

     WHEREAS, capitalized terms not otherwise defined herein shall have the same meaning given to such terms in the Plan.

     NOW, THEREFORE, the Parties agree as follows:

     1.   Date of Award.  The date of making the Award under this Agreement is
          -------------
the _____ day of _________________, ______. This Award has been made in recognition of the Participant's status and service as a ____________________ of _____________________________________________. The Participant is ____ or _____
is not a director or executive officer of the Bank.

     2.   Award of Plan Shares. The Participant is awarded, in the aggregate,
          --------------------
___________________________ (__________) shares of Common Stock (the "Plan
Shares"), which shares become vested and nonforfeitable pursuant to paragraph 5 of this Agreement.

     3.   Investment Representation and Transfer Restrictions.
          ---------------------------------------------------

          (a) Investment Representation.  Participant makes and agrees to the
              -------------------------
investment representation, if any, attached hereto as Annex A, and the Committee may cause a legend to be placed on any certificate representing any of the Plan Shares to make appropriate reference to such representation, as necessary.

          (b) Securities Law and Regulations.  The Participant agrees that the
              -------------------------------
Plan Shares shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed and any other applicable federal or state securities laws, rules or regulations, and the Committee may cause a legend or legends to be placed on any certificate representing any of the Plan Shares to make appropriate reference to such restrictions.

          (c) Other Transfer Restrictions.   (Intentionally omitted.)
              ---------------------------

     4.   Receipt by the Trustees.  The Trustees acknowledge and agree that the
          -----------------------
Plan Shares shall be held by the Trustees and distributed or transferred in accordance with the Plan and as set forth herein.

     5.   Vesting and Delivery of Plan Shares by the Trustees.
          ---------------------------------------------------

          (a) Periodic Vesting.  Plan Shares shall vest and become
              ----------------
nonforfeitable in accordance with the following schedule:

               _________ shares on ___________________, 19___
               _________ shares on ___________________, 19___
               _________ shares on ___________________, 19___
               _________ shares on ___________________, 20___
               _________ shares on ___________________, 20___

In addition, Plan Shares shall become vested and nonforfeitable upon disability, death, retirement and a change in control as set forth in the Plan.

          (b) Delivery of Vested Plan Shares to the Participant.  After the date
              -------------------------------------------------
on which the Plan Shares have become vested as provided in this Agreement and in the Plan, the Committee shall instruct the Trustees to deliver to the Participant, the Participant's designee, such other person as shall have been designated as Participant's beneficiary in accordance with this Agreement, or any other permitted recipient pursuant to the Plan, as applicable, certificates representing the Plan Shares which have become vested and nonforfeitable, as the Committee shall determine, free from any restrictions imposed by this Agreement other than such restrictions and conditions as may be deemed necessary by the Committee pursuant to paragraph 3 above.

          (c) Delivery of Forfeited Plan Shares.  If the Plan Shares, or any of
              ---------------------------------
them, are forfeited pursuant to the Plan, the Committee shall instruct the Trustees concerning the disposition of such forfeited shares. Thereafter such forfeited shares shall cease to be subject to this Agreement.

     6.   Payment of Dividends. As soon as practicable after the Plan Shares
          --------------------
have become vested and delivered, the Trustees shall pay to the Participant, the Participant's designee, such other person as shall have been designated as Participant's beneficiary in accordance with the Agreement or any other permitted recipient pursuant to the Plan, the proportional amount of any cash or stock dividend, or other cash or noncash distributions, including any interest earned thereon, declared in respect of such vested Plan Shares, which had been held in the Trust for the benefit of the above-named person(s).

     7.   Designation of Beneficiary.  The Participant hereby designates the
          --------------------------
person(s) described on Annex B as the beneficiary or beneficiaries who shall be entitled to receive the Plan Shares and other assets, if any, distributable to the Participant upon his death. The Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary, if any, by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

          If no such beneficiary designation is in effect at the time of the Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the Participant's estate shall be deemed to have been designated his beneficiary and shall receive the Plan Shares and other assets, if any, distributable to the Participant upon his death. If the Committee is in doubt as to the right of any person to receive such distribution, the Committee may direct the Trustees to retain the Plan Shares and other assets, without liability for any interest in respect thereof, until the rights thereto are determined, or the Committee may direct the transfer of such Plan Shares into any court of appropriate jurisdiction and such transfer shall be deemed a complete discharge of the obligations of the Bank, the Corporation, the Committee and Trustees hereunder.

     8.   Effect of Award on Status of Participant.  The fact that an Award has
          ----------------------------------------
been made to the Participant under this Plan shall not confer on the Participant any right to continued service on the Board, on the board of directors of the Corporation or on the board of directors of any Subsidiary, nor to continued employment with the Bank, the Corporation or any Subsidiary; nor shall it limit the right of the Bank, the Corporation or of any Subsidiary to remove the Participant from any such boards, or to terminate his employment at any time without prior notice.

     9.   Impact of Award on Other Benefits of Participant.  The value of the
          ------------------------------------------------
Plan Shares on the date of the Award or at the time the Plan Shares becomes vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plans.

     10.  Tax Withholding.  All Plan Shares distributed pursuant to this
          ---------------
Agreement shall be subject to applicable federal, state and local withholding for taxes. The Participant expressly acknowledges and agrees to such withholding without regard to whether the Plan Shares may then be sold or otherwise transferred by the Participant. The Participant acknowledges and agrees to the tax withholding provisions which are set forth in the Plan.

     11.  Notices.  Any notices or other communications required or permitted to
          -------
be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or three business days after deposit in the United States mail by Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Bank, the Committee or the Trustees at the Bank's principal office address at 155 West South Street, Albemarle, North Carolina 28002; and, if to the Participant, at his last address appearing on the books of the Bank. The Bank and the Participant may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed as set forth above, as the case may be.

     12.  Construction Controlled by Plan.  The Plan, a copy of which is
          -------------------------------
attached hereto as Annex C, is incorporated herein by reference. The Award of Restricted Shares shall be subject to the terms and conditions of the Plan, and the Participant hereby assumes and agrees to comply with all of the obligations imposed upon the Participant in the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith.

     13.  Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

     14.  Governing Law.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

     15.  Modification of Agreement; Waiver.  This Agreement may be modified,
          ---------------------------------
amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto or their successors in interest. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

     16.  Binding Effect.  This Agreement shall be binding upon and shall inure
          --------------
to the benefit of the parties hereto, and their respective heirs, legatees, personal representatives, executors, and administrators, successors and assigns.

     17.  Entire Agreement.  This Agreement and the Plan constitute and embody
          ----------------
the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     18.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     19.  Substitution of Trustees.  In the event any new trustee is substituted
          ------------------------
for any Trustee pursuant to the Plan, such substitute trustee shall also be substituted as a Trustee hereunder.

     IN WITNESS WHEREOF, the Bank has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by, authority of its Board of Directors first duly given; and each individual party hereto has hereunto set his hand and adopted as his seal the typewritten word "SEAL" appearing beside his name, all done this the day and year first above written.


                              HOME SAVINGS BANK OF ALBEMARLE,
                              INC., SSB


                              By:
                                 ------------------------------------------
                                                        President
                                 -----------------------

ATTEST:

----------------------------------

                Secretary
----------------

[Corporate Seal]


                              PARTICIPANT


                                                             (SEAL)
                              -------------------------------


                                                             (SEAL)
                              -------------------------------
                              TRUSTEE


                                                             (SEAL)
                              -------------------------------
                              TRUSTEE


                                                             (SEAL)
                              -------------------------------
                              TRUSTEE

                                    ANNEX A

                           INVESTMENT REPRESENTATION
                           -------------------------

                                    ANNEX B

                          MANAGEMENT RECOGNITION PLAN
                          ---------------------------
                          BENEFICIARY DESIGNATION FORM
                          ----------------------------


     As Beneficiary to receive any shares of stock distributable on my behalf pursuant to the Home Savings Bank of Albemarle, Inc., SSB Management Recognition Plan, I hereby designate the following:

                        Name           Address              Relationship

Primary Beneficiary:
                    -----------------------------------------------------------

                    -----------------------------------------------------------

                    -----------------------------------------------------------

Contingent Beneficiary:
(if any)
                    -----------------------------------------------------------

                    -----------------------------------------------------------

                    -----------------------------------------------------------

If more than one primary beneficiary is named, shares will be paid in equal shares to surviving primary beneficiaries. Should the contingent beneficiaries be eligible to receive the benefits (i.e., all primary beneficiaries are deceased), such benefits will be paid in equal shares to such surviving contingent beneficiaries.

Name of Spouse if not given above:
                                  ----------------------------------------------

---------------------------  ---------------------------------------------------
Witness                      Participant

                             ---------------------------------------------------
                             Date

                                    ANNEX C

                          MANAGEMENT RECOGNITION PLAN
                          ---------------------------

                                                                          ++++++
                                                                               +
                                                                               +
[X]  PLEASE MARK VOTES              REVOCABLE PROXY
     AS IN THIS EXAMPLE      SOUTH STREET FINANCIAL CORP.

                        SPECIAL MEETING OF STOCKHOLDERS
                                OCTOBER 15, 1997
                                   2:00 P.M.
   The undersigned hereby appoints the official proxy committee of South Street Financial Corp. (the "Company") comprised of Douglas D. Stokes, Joel A. Huneycutt and Greg E. Underwood, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held at the offices of the Company, 155 West South Street, Albemarle, North Carolina, on October 15, 1997, at 2:00 p.m. and at any and all adjournments thereof, as follows:

                                                     FOR     AGAINST     ABSTAIN

1. The approval of the South Street                  [_]       [_]         [_]
   Financial Corp. Stock Option Plan.



2. The approval of the Home Savings                  [_]       [_]         [_]
   Bank of Albemarle Inc., SSB Management
   Recognition Plan.

                                                                        \
PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE SPECIAL MEETING: ------------   [_]
                                                                        /

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

   If a proxy is returned and no instructions are given, the proxy will be voted FOR the South Street Financial Corp. Stock Option Plan and the Home Savings
Bank of Albemarle Inc., SSB Management Recognition Plan. If instructions are given with respect to one but not both proposals, (i) such instructions as are given will be followed and, (ii) the proxy will be voted FOR the South Street Financial Corp. Stock Option Plan and the Home Savings Bank of Albemarle, Inc., SSB Management Recognition Plan if no instructions on either proposal are given. If any other business that falls within the purposes set forth in the Notice of Special Meeting is presented at the Special Meeting, this proxy shall be voted in accordance with the proxy committee's best judgment.


                                   ---------------------------------------------
  Please be sure to sign and date   Date
    this Proxy in the box below.
--------------------------------------------------------------------------------


-- Stockholder sign above ---------- Co-Holder (if any) sign above -------------
+                                                                              +
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

/\ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. /\
                          SOUTH STREET FINANCIAL CORP.
--------------------------------------------------------------------------------
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The above signed acknowledges receipt from the Company, prior to the election of this Proxy, of a Notice of Special Meeting and a Proxy Statement dated September 11, 1997.
Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                              PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------